                                                                    EXHIBIT 99.6


                               SECURITY AGREEMENT

     SECURITY AGREEMENT, made this 1/st/ day of March, 2001, by Pacific Aerospace and Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing Inc., and PA&E International, Inc. (collectively, the "Grantors"), in favor of each of the lenders (collectively, the "Lenders") from time to time a party to the Loan Agreement by and among the Grantors, the Lenders and DDJ Capital Management, LLC, as agent (the "Agent") to the Lenders (collectively with the schedules and exhibits thereto, the "Loan Agreement"). All capitalized terms used herein, unless otherwise defined, shall be defined as provided in the Loan Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Grantors and the Lenders have entered into that certain Loan Agreement;

     WHEREAS, as security for all of the obligations of the Grantors and their Subsidiaries under the Loan Agreement, the Lenders are requiring the Grantors to execute and deliver this Security Agreement and grant the security interest contemplated hereby.

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby enter into this Security Agreement and agree as follows:

     Section 1. Defined Terms. The following terms shall have the following meanings:

           "Account Debtor" shall mean any "account debtor," as such term is
            --------------
defined in section 9-105(1)(a) of the UCC.

           "Accounts Receivable" shall mean any "account," as such term is
            -------------------
defined in section 9-106 of the UCC, now owned or hereafter acquired by Grantors and, in any event, shall include, without limitation, all accounts, accounts receivable, leases and lease receivables, including but not limited to rights to rentals thereunder, the Grantors' reversionary interest in property leased thereunder and any equity rights in leases sold to third parties, other receivables, contract rights, chattel paper, instruments, documents, notes, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Grantors whether arising out of goods sold or services rendered by Grantors, including without limitation under installation agreements, or from any other transaction, whether or not the same involves the sale of goods or services by Grantors and all of Grantors' rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantors' rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to Grantors under all contracts for the sale of goods or the performance of services or both by Grantors (whether or not yet earned by performance on the part of Grantors or in connection with any other transaction), and all security agreements, leases and other contracts securing or otherwise relating to any of the foregoing, now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Agent" shall mean have the meaning set forth in the preamble of this
           -----
Agreement.

          "Chattel Paper" shall mean any "chattel paper," as such term is
           -------------
defined in section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Grantors.

          "Collateral" shall have the meaning assigned to such term in Section 2
           ----------                                                  ---------
of this Security Agreement.

          "Contracts" shall mean all contracts, undertakings, or other
           ---------
agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantors may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account Receivable, any agreement relating to the terms of payment or the terms of performance thereof.

          "Documents" shall mean any "documents," as such term is defined in
           ---------
section 9-105(1)(f) of the UCC, now owned or hereafter acquired by Grantors.

          "Equipment" shall mean any "equipment," as such term is defined in
           ---------
section 9-109(2) of the UCC, now owned or hereafter acquired by Grantors and, in any event, shall include, without limitation, all machinery, equipment, including without limitation, copiers and related equipment, furnishings, fixtures, vehicles and computers and other electronic data processing and other office equipment now owned or hereafter acquired by Grantors and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Instruments" shall mean any "instrument," as such term is defined in
           -----------
section 9-105(1)(i) of the UCC, now owned or hereafter acquired by Grantors, including, without limitation, the Intercompany Notes, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Intangible Assets" shall mean any "general intangibles," as such term
           -----------------
is defined in section 9-106 of the UCC, now owned or hereafter acquired by Grantors and, in any event, shall include, without limitation, all right, title and interest which Grantors may now or hereafter have in or under any Contract, all customer lists, Trademarks, Patents, rights in intellectual property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by Grantors, goodwill and rights of indemnification.

          "Inventory" shall mean any "inventory," as such term is defined in
           ---------
section 9-109(4) of the UCC, now owned or hereafter acquired by Grantors and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by Grantors which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantors' business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

          "License" shall mean all license agreements with any other Person, and
           -------
any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Loan Agreement) now or hereafter owned by Grantors and now or hereafter covered by any such licenses, and all proceeds thereto.

          "Obligations" shall mean any and all indebtedness, obligations,
           -----------
agreements and liabilities of Grantors to the Lenders including, without limitation, all indebtedness and obligations of Grantors and their Subsidiaries under the Loan Agreement, the Term Loan Notes executed pursuant thereto, any other Transaction Document and any other indebtedness, obligations, agreements and liabilities of Grantors and their Subsidiaries to the Lenders of every kind and description, direct or indirect, absolute or contingent, due or to become due, regardless of how they arose or were acquired, now existing or hereafter arising.

          "Patent License" shall mean any written agreement granting any right
           --------------
to practice any invention on which a Patent is in existence.

          "Patents" shall mean all patents, patent applications, and patentable
           -------
inventions, including, without limitation (i) all inventions and improvements described and claimed therein and the right to make, use, or sell the same, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all income, royalties, damages, and other payments and Proceeds now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of Grantors accruing thereunder or pertaining thereto.

          "Person" shall mean an individual, a partnership, a corporation
           ------
(including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency, instrumentality or political subdivision thereof.

          "Proceeds" shall mean "proceeds," as such term is defined in section
           --------
9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantors from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Grantors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Trademark License" shall mean any written agreement granting any
           -----------------
right to use any Trademark or Trademark registration.

          "Trademarks" shall mean all trademarks, service marks, trade names,
           ----------
trade dress or other indicia of trade original, trademark and service mark registrations, and applications for trademark or service mark registrations, and any renewals thereof, including, without limitation, (i) the right to sue or otherwise recover for any and all past, present, and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments and Proceeds now and hereafter due and/or payable with respect thereto (including, without limitation, payment under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of Grantors accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, an symbolized by, each such trademark, service mark, trade name, trade dress, or other indicia of trade origin.

          "UCC" shall mean the Uniform Commercial Code as the same may, from
           ---
time to time, be in effect in the State of Delaware; provided, however, in the
                                                     --------  -------
event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or the Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     Section 2.  Grant of Security Interest.

             (a) As collateral security for the prompt and complete payment and performance of the Obligations and to induce the Lenders to enter into the Loan Agreement, Grantors hereby assign, convey, mortgage, pledge, hypothecate and transfer to the Lenders, and hereby grant to the Lenders a security interest in all of Grantors' right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

                 (i)   all Accounts Receivable;

                 (ii)  all Chattel Paper;

                 (iii) all Contracts;

               (iv)   all Documents;

               (v)    all Equipment;

               (vi)   all Intangible Assets;

               (vii)  all Instruments;

               (viii) all Inventory;

               (ix) all money, cash, bank accounts, other goods and personal property of Grantors whether tangible or intangible or whether now owned or hereafter acquired by Grantors and wherever located;

               (x)    all Investment Property (as defined in the UCC); and

               (xi) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing and, to the extent not otherwise included, all payments under insurance (whether or not the Agent, on behalf of the Lenders, is the loss payee thereof), or any indemnity, warranty or guaranty, payable by any reason of loss damage to or otherwise with respect to any of the foregoing Collateral.

          (b) In addition, as collateral security for the prompt and complete payment of the Obligations and to induce the Lenders as aforesaid, the Lenders are hereby granted a lien and security interest in all property of Grantors held by the Lenders, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Lenders for any purpose, including safekeeping, collection or pledge, for the account of Grantors, or as to which Grantors may have any right or power.

     Section 3.  Rights of the Lenders; Limitations on the Lenders' Obligations.

          (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, Grantors shall remain liable under each of their Contracts and each of their Licenses, shall observe and perform all the conditions and obligations to be observed and performed by them thereunder and shall perform all of their duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License, in a manner consistent with industry and good business practice. The Lenders shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Lenders of a security interest therein or the receipt by the Lenders of any payment relating to any Contract or License pursuant hereto, nor shall the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of Grantors under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Grantors hereby authorize the Agent, at the direction of the Majority Lenders, following the occurrence of an Event of Default, to notify any or all Account Debtors that the Accounts Receivable have been assigned to the Lenders and that the Lenders have a security interest therein. The Agent shall promptly furnish Grantors with a copy of any such notice sent.

          (c) The Agent, on behalf of the Lenders, shall have the right, at all reasonable times prior to the occurrence of an Event of Default, as defined in
Section 8, (and during normal business hours and without notice during the
---------
continuance of an Event of Default), to make on site test verifications of the Accounts Receivable and physical verifications of the Inventory in any manner and through any commercially reasonable medium that it considers advisable, and Grantors agree to furnish all such assistance and information as the Agent may require in connection therewith. Grantors will deliver to the Agent promptly upon request a summary of all reserves for uncollectible accounts, discounts, credits, returns, and allowances reflected on Grantors' books.

     Section 4. Representations and Warranties. Grantors hereby represent and warrant that:

          (a) Except as set forth on Schedule 4.15 of the Loan Agreement or as set forth in the Intellectual Property Security Agreement dated as of the date hereof among the parties hereto, and the security interest granted to the Lenders pursuant to this Security Agreement, Grantors are the sole owners of each item of the Collateral in which they purport to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens. No material amounts payable under or in connection with any of its Accounts Receivable or Contracts are evidenced by Instruments or Chattel Paper which have not been delivered to the Lenders.

          (b) No effective security agreement, financing statement, equivalent security or lien instrument covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Grantors in favor of those entities set forth on Schedule 4.15 of the Loan Agreement or the Lenders pursuant to this Security Agreement or financing statements and security documents to be terminated with the proceeds of the Term Loans at or immediately after the closing.

          (c) This Security Agreement is effective to create a valid and continuing lien on, and perfected security interest in, the Collateral with respect to which a security interest may be perfected by filing financing statements pursuant to the UCC in favor of the Lenders, and to the extent provided for in the UCC, is enforceable as such as against creditors of, and Lenders from, Grantors (other than Lenders of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a lien on such real property.

          (d) The principal place of business of each Grantor and the place where their records concerning the Collateral are kept is set forth in Exhibit A
                                                                       ---------
attached hereto, and Grantors will not change the principal place of their businesses or remove such records unless they have taken such action as is necessary to cause the security interest of the Lenders in the Collateral to continue to be perfected. Grantors will not change the principal place of their businesses or the place where their records concerning the Collateral are kept without giving ten (10) Business Days prior written notice thereof to the Agent. Each of Grantor's trade names are listed in Exhibit B attached hereto.
                                            ---------

          (e) With respect to the Accounts Receivable, the Lenders may rely on all statements or representations made by Grantors on or with respect to any schedule of accounts furnished to the Lenders by Grantors and, that:

               (i) they are genuine (subject to reasonable reserves for uncollectible accounts, discounts, credits, returns, and allowances taken or allowed in the ordinary course of business and reflected on Grantors' books from time to time), are in all respects what they purport to be, are not evidenced by a judgment and are evidenced by only one, if any, executed original Instrument, which has been delivered to the Lenders;

               (ii) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto;

               (iii) the net face amounts shown on any such schedule of accounts provided to the Lenders and all statements delivered to the Lenders with respect to the Accounts Receivable are actually and absolutely owing to Grantors (except as reflected in reasonable reserves for uncollectible accounts) and are not contingent for any reason;

               (iv) to the Grantors' best knowledge, there are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Grantors have not made any agreement with any Account Debtor thereunder for any deduction therefrom, except discounts, credits, returns or allowances allowed by Grantors in the ordinary course of its business for prompt payment, all of which discounts, credits, returns or allowances are reflected in the calculation of the net face amount of the Accounts Receivable to which such discounts, credits, returns or allowances relate;

               (v) there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the net face amount shown on any schedule of accounts furnished to the Lenders and on all statements delivered to the Lenders with respect thereto;

               (vi) the goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any lien, claim, encumbrance or security interest described in Section 4(a) hereof, or those removed or terminated prior to the date hereof.

          (f) With respect to Grantors' Inventory and/or Equipment, the Lenders may rely on all statements or representations made by Grantors on or with respect to any schedule of inventory or equipment furnished to the Lenders by Grantors and, unless otherwise indicated in writing by Grantors, that:

               (i) all Inventory and Equipment is located at locations listed on Exhibit A attached hereto or is Inventory or Equipment which is in transit
   ---------
and is so identified on the relevant schedule thereof;

               (ii)  except as set forth on Exhibit C attached hereto, no
                                            ---------
inventory or Equipment is under consignment to or from any Person; and

               (iii) all Inventory (subject to reserves) is currently usable or currently salable in the normal course of Grantors' businesses and all Equipment other than obsolete Equipment and Equipment not being used in the Grantors businesses is in good condition, repair and working order.

     Section 5. Covenants. Grantors covenant and agree with the Lenders that from and after the date of this Security Agreement and until the Loan Agreement is terminated and all of the Obligations are irrevocably and unconditionally satisfied in full:

          (a) Financing Statements and Further Documentation.  Grantors will
              ----------------------------------------------
join with the Agent in the execution and filing of such financing statement or statements in the form and content reasonably required by the Lenders. Grantors will pay all costs of filing any financing, continuation or termination statements with respect to the security interest created by this Security Agreement, together with costs and expenses of any lien search required by the Agent, during the term hereof. At any time and from time to time, upon the written request of the Agent, on behalf of the Lenders, and at the sole expense of Grantors, Grantors will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its reasonable best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Lenders of any License or Contract held by Grantors or in which Grantors have any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to the Agent's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Lenders as lienholder on the certificate of title or Certificate of Origin of any vehicle, placing the interest of the Lenders as lienholder on all contracts or agreements constituting Chattel Paper and using its best efforts to obtain waivers of liens from landlords and, if and to the extent required by the Agent, from mortgagees. Grantors also hereby authorize the Agent, on behalf of the Lenders, to file any such financing or continuation statement without the signature of Grantors to the extent permitted by applicable law.

          (b)  Special Collateral.  Immediately upon Grantors' receipt of that
               ------------------
portion of Collateral which is or becomes evidenced by an agreement, Chattel Paper, Instrument and/or Document, including, without limitation, promissory notes, trade acceptances, documents of title and warehouse receipts (the "Special Collateral"), Grantors shall deliver the original thereof to the Agent, on behalf of the Lenders, together with appropriate endorsements or other specific evidence (in form and substance acceptable to the Agent) of assignment thereof to the Lenders.

          (c)  Indemnification.  In any suit, proceeding or action brought by
               ---------------
the Agent, on behalf of the Lenders, relating to any Account Receivable, Chattel Paper, Contract, Intangible Asset or Instrument for any sum owning thereunder, or to enforce any provision of any Account Receivable, Chattel Paper, Contract, Intangible Asset or Instrument, Grantors will save, indemnify and keep the Agent, in its capacity as agent, and each of the Lenders harmless from and against all reasonable expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantors of any obligation thereunder, and all such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Agent or Lenders.

          (d)  Compliance with Laws, Etc. Grantors will comply with all material
               -------------------------
acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Grantors' business; provided, however, that Grantors may contest any act,
                       --------  -------
regulation, order, decree or direction in any reasonable manner which shall not in the opinion of the Agent or the Majority Lenders, adversely affect the Lenders' rights hereunder or adversely affect the priority of its security interest in the Collateral.

          (e)  Payment of Obligations.  Grantors will pay promptly when due all
               ----------------------
charges imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, material and supplies) which are not subject to bona fide dispute, except as otherwise provided in the Loan Agreement.

          (f)  Compliance with Terms of Accounts, Etc.  Except as expressly
               --------------------------------------
contemplated by the Loan Agreement, Grantors will perform and comply with all material obligations in respect of Accounts Receivable, Chattel Paper, Contracts and Licenses and all other agreements to which they are a party or by which they are bound.

           (g) Limitation on Liens on Collateral.  Except as to Permitted Liens,
               ---------------------------------
Grantors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral, and will defend the right, title and interest of the Lenders in and to any of Grantors' rights under the Chattel Paper, Contracts, Documents, Intangible Assets and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all persons whomsoever.

           (h) Limitations on Disposition.  Grantors will not sell, lease,
               --------------------------
transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Loan Agreement.

           (i) Further Identification of Collateral.  Grantors will furnish to
               ------------------------------------
the Agent, as often as the Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

           (j) Notices.  After the date hereof, Grantors will advise the Agent
               -------
promptly after Grantors become aware, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have an adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

          (k)  Maintenance of Collateral.  Grantors covenant to preserve the
               -------------------------
Collateral for the benefit of the Lenders. Without limiting the generality of the foregoing, and except as otherwise permitted by the Loan Agreement, Grantors shall:

               (i) cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and make all repairs, replacements, additions and other improvements as are reasonably necessary to maintain such Equipment in such good condition;

               (ii) maintain Inventory sufficient to meet the needs of their businesses;

               (iii) preserve all beneficial Contracts;

               (iv) use their reasonable best efforts to assure that (i) the Accounts Receivable are not or shall not be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in a copy of the schedule of accounts invoice delivered by Grantors to the Agent and that the net Accounts Receivable shall be paid in full when due; (ii) no agreement under which any deduction, discount, credit or allowance of any kind may be granted or allowed other than in the ordinary course of Grantors' business shall have been or shall thereafter be made by Grantors with any account party except as indicated in writing to the Agent at or before the time such agreement is made;
(iii) all statements made and all net unpaid balances appearing in the schedule of accounts relating to each Account Receivable shall be true and correct in all respects; and (iv) all signatures and endorsements that appear therein shall be genuine and all signatories shall have full capacity to contract;

               (v) take all commercially reasonable steps necessary to collect all Accounts Receivable; and

               (vi) pay promptly when due all taxes, assessments, or other charges or liens on the Collateral or any claims (including claims for labor, materials and supplies against the Equipment and Inventory), except for claims being contested in good faith.

          (l)  Continuous Perfection.  Grantors will not change their name,
               ---------------------
identity or structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless Grantors shall have given the Agent at least ten (10) Business Days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

          (m)  Insurance.  Grantors will at their own expense maintain insurance
               ---------
covering the Collateral in accordance with the Loan Agreement. At the request of the Agent, all insurance policies shall be furnished to and held by the Agent, on behalf of the Lenders. Grantors hereby assign to the Lenders return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay the Lenders any sums so due. The Agent is hereby irrevocably appointed as attorney-in-fact to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts and in the event of a default under this Security Agreement to cancel, assign or surrender any insurance policies. If, while any Obligations are outstanding, any return premiums, dividends, other amounts or proceeds are paid to the Lenders under such policies, the Agent, at the direction of the Majority Lenders, may at its option take either or both of the following actions: (i) apply such return premiums, dividends, other amounts and proceeds in whole or in part to the payment or satisfaction of any of the Obligations in whatever order the Agent determines or (ii) direct the insurance compan(ies) to pay over such return premiums, dividends, other amounts and proceeds in whole or in part to Grantors for the purpose of repairing or replacing the Collateral destroyed or damaged, any return premiums, dividends, other amounts and proceeds so paid over by the Grantors to be secured by this Security Agreement.

          (n)  Collection of Receivables. The Agent may communicate with Account
               -------------------------
Debtors in order to verify the existence, amount and terms of any Accounts Receivable. The Agent may at any time notify Account Debtors of the Lenders' security interest created hereunder and after an Event of Default require that payments on Accounts Receivable and returns of goods be made directly to the Agent, on behalf of the Lenders. After an Event of Default has occurred and is continuing when requested by the Agent, Grantors shall notify Account Debtors and indicate on all billings that payments and returns are to be made directly to the Agent, on behalf of the Lenders. After an Event of Default has occurred and is continuing the Agent shall have full power to collect, compromise, endorse, sell or otherwise deal with the Accounts Receivable or proceeds thereof and to perform the terms of any contract in order to create Accounts Receivable in the Agent's name or in the name of Grantors.

          (o)  Federal Government Receivables.  If any of Grantors' Accounts
               ------------------------------
Receivable or contract rights arise out of contracts with a governmental body and are subject to the Federal Assignment of Claims Act, as amended, or a similar statute, Grantors shall promptly notify the Agent thereof in writing and execute any instruments and take any action required by the Agent to assure that all monies due and to become due under such contract shall be assigned to the Lenders.

          (p)  Separate Assignment.  This Security Agreement may but need not be
               -------------------
supplemented by separate assignments of Accounts Receivable and contract rights and if such assignments are given, the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Security Agreement.

     Section 6.  The Agent's Appointment as Attorney-in-Fact.

             (a) Grantors hereby irrevocably constitute and appoint the Agent, on behalf of the Lenders, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantors and in the name of Grantors or in their own name, following the occurrence of an Event of Default or at any time that the Agent, at the direction of the Majority Lenders, reasonably determines it is necessary to protect the validity or perfection of the liens granted hereunder or the Lenders' interest in the Collateral, from time to time at the reasonable discretion of the Majority Lenders, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to protect the Lenders' interest in the Collateral under this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Agent, on behalf of the Lenders, the power and right, on behalf of Grantors, without notice to or assent by Grantors to do the following:

                 (i) after an Event of Default has occurred and is continuing to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Grantors or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                 (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                 (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent, on behalf of the Lenders, or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
(E) to defend any suit, action or proceeding brought against Grantors with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clauses (D) and (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lenders were the absolute owner thereof for all purposes, and to do, at the Agent's option and Grantors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Lenders' lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Grantors might do.

          (b) Grantors hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an
                                           ---------
interest and shall be irrevocable until the Loan Agreement has been terminated.

          (c) The powers conferred on the Agent and the Lenders hereunder are solely to protect the Lenders' interests in the Collateral and shall not impose any duty upon any Lender or the Agent to exercise any such powers. The Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers and neither the Lenders nor any of their officers, directors, employees or agents shall be responsible to Grantors for any act or failure to act, except for its own gross negligence or willful misconduct.

          (d) Grantors also authorize the Agent, following the occurrence of an Event of Default, (i) to communicate with any party to any Contract with regard to the assignment of the right, title and interest of Grantors in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements,
                                         ---------
assignments or other instruments of conveyance or transfer with respect to the Collateral.

     Section 7. Performance by the Lenders of Grantors' Obligations. If Grantors fail to perform or comply with any of its agreements contained herein and the Agent or the Lenders, as the case may be, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent or the Lenders, as the case may be, incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of the Loan Agreement, shall be payable by Grantors to the Agent or the Lenders, as the case may be, on demand and shall constitute Obligations secured hereby.

     Section 8. Acts Constituting Default. For the purposes of this Security Agreement, the term "Default" or "Event of Default" shall mean the occurrence of any of the following events: (i) failure by the Grantors to perform or comply with any of the terms of this Security Agreement; (ii) failure by the Grantors to make timely payment of any obligation or indebtedness secured by this Security Agreement; or (iii) failure by Grantors to make any payment under the Term Loans when due (by acceleration or otherwise); or (iv) failure by the Grantors or any Subsidiary to perform any term, condition or covenant under the Loan Agreement.

     Section 9.  Remedies, Rights Upon Default.

          (a) Upon the occurrence and continuance of any Event of Default, the Agent, on behalf of the Lenders, may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantors expressly agree that in any such event the Agent, at the direction of the Majority Lenders, without demand of performance or other demand, advertisement or notice of any kind (except notice of a public or private sale as provided in this Section 8(a)) to or upon Grantors or any
                                    ------------
other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Lenders' offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent and any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantors hereby release. Grantors further agree, at Agent's request, to assemble the Collateral and make it available to Agent, on behalf of the Lenders, at places which the Agent shall reasonably select, whether at Grantors' premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section
                                                                      -------
8(d) hereof, Grantors remaining liable for any deficiency remaining unpaid after
----
such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to Grantors. To the maximum extent permitted by applicable law, Grantors waive all claims, damages, and demands against the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Agent or the Lenders. Grantors agree that the Agent need not give more than ten (10) days notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantors at the addresses referred to in Section 11 hereof) of the time and place of any public sale or of
               ----------
the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lenders, for their benefit, are entitled, Grantors also being liable for the reasonable fees of any attorneys employed by the Lenders to collect such deficiency.

          (b) Grantors also agree to pay all reasonable costs of the Agent and Lenders, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of the Lenders' rights and remedies hereunder.

          (c) Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (d) The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Lenders in the following order of priorities:

               (i)   first, to the Lenders in an amount sufficient to pay in
                     -----
     full the reasonable expenses of the Lenders in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Agent or the Lenders in connection therewith, including, without limitation, attorneys' fees; and

               (ii)  second, to the Lenders in an amount sufficient to pay in
                     ------
     full all outstanding Obligations, including, without limitation all principal and interest accrued under the Tern Loan; and

               (iii) third, upon payment in full of all of the Obligations, to
                     -----
     pay to Grantors, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     Section 10. Limitation on the Agent's Duty in Respect of Collateral. The Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Grantors, the Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

     Section 11. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     Section 12. Notices. Except as otherwise specifically provided in this Security Agreement, all notices and other communications hereunder shall be in writing and shall be delivered in person, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, telecopied or telefaxed to the parties hereto addressed as set forth below, or as to each party set forth below, at such other address as shall be designated by written notice to the other parties hereto from time to time, as follows:


To the Agent:       DDJ Capital Management, LLC
                    141 Linden Street
                    Wellesley, MA 02482
                    Attention: Robert Hockett and Wendy Schnipper-Clayton, Esq.
                    Telefax Number: (781) 283-8555

With copies to:     Goodwin Procter LLP
                    Exchange Place
                    Boston, MA 02109
                    Attention: Laura C. Hodges Taylor
                    Telefax Number: (617) 523-l23l

To the Grantors:    Pacific Aerospace & Electronics, Inc.
                    430 Olds Stations Road, 3/rd/ Floor
                    Wenatchee, WA 98801
                    Attention: President
                    Telefax Number: (509) 667-9696

With copies to:     Pacific Aerospace & Electronics, Inc.
                    110 Main Street, Suite 100
                    Edmonds, WA 98020
                    Attention: Sheryl Symonds, Esq.
                    Telefax Number: (425) 774-0103

                    Milbank, Tweed, Hadley & McCloy, LLP
                    601 South Figueroa Street, 30/th/ Floor
                    Los Angeles, CA 90017
                    Attention: Kenneth J. Baronsky, Esq.
                    Telefax Number: (213) 629-5063

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand or overnight courier, or sent by telefax or telex, at the time of the receipt thereof or the sending of such telecopy or facsimile, if during normal business hours on a Business Day, and (b) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. A "Business Day" for purposes of this section shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required by law or authorized to close in Boston, Massachusetts.

     Section 13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 14. No Waiver; Cumulative Remedies. The Lenders shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lenders and then only to the extent therein set forth. A waiver by the Lenders of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lenders would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lenders, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent, at the direction of the Majority Lenders, and, where applicable by Grantors.

     Section 15. Successor and Assigns. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of Grantors, and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders, and all future holders of instruments or agreements evidencing the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Lenders hereunder.

     Section 16. Construction. This Security Agreement shall be deemed to be a contract made under the laws of The State of New York and shall be construed in accordance with the laws of The State of New York. The descriptive headings of the several Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 17. Conflict of Terms. Except as otherwise explicitly provided in this Security Agreement, a conflict or inconsistency, if any, between the terms and provisions of this Security Agreement and the terms and provisions of the Loan Agreement, shall be controlled by the terms and provisions of this Security Agreement to the extent of such conflict or inconsistency.

     Section 18. Further Indemnification. Grantors agrees to pay, and to save and hold the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in Grantors paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

     Section 19. Waiver of Jury Trial. The Grantors, the Agent and each of the Lenders hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Security Agreement, the Loan Agreement or any other agreement evidencing, securing or otherwise executed in connection with any Obligations.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.


                                PACIFIC AEROSPACE & ELECTRONICS, INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: President and Chief Executive Officer


                                AEROMET AMERICA, INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President


                                BALO PRECISION PARTS, INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President


                                CASHMERE MANUFACTURING CO., INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President


                                CERAMIC DEVICES, INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President

                                ELECTRONIC SPECIALTY CORPORATION


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President


                                NORTHWEST TECHNICAL INDUSTRIES, INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President


                                PACIFIC COAST TECHNOLOGIES, INC.


                                By:        /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title:  Executive Vice President


                                SEISMIC SAFETY PRODUCTS, INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President


                                SKAGIT ENGINEERING & MANUFACTURING
                                INC.


                                By:         /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: Executive Vice President

                                PA&E INTERNATIONAL, INC.


                                By:        /s/ Donald A. Wright
                                   ---------------------------------------------
                                   Name: Donald A. Wright
                                   Title: President


Accepted and Acknowledged by:

DDJ Capital Management, LLC,
as Agent



By:  /s/ Wendy Landon           By:  /s/ Wendy Schnipper Clayton
   --------------------            -------------------------------
   Name: Wendy Landon              Name: Wendy Schnipper Clayton
   Title: Authorized Signatory     Title: Authorized Signatory

                                   EXHIBIT A
                                    TO THE
                              SECURITY AGREEMENT

        Principal Place of Business and Location of Collateral Records
        --------------------------------------------------------------

The following is a list of the principal place of business of each Grantor and the place where their records concerning the Collateral are kept.

Grantor                                           Principal Place of Business
-------                                           ---------------------------

Pacific Aerospace & Electronics, Inc.                       Washington

Aeromet America, Inc.                                       Washington

Balo Precision Parts, Inc.                                  Washington

Cashmere Manufacturing Co., Inc.                            Washington

Ceramic Devices, Inc.                                       Washington

Electronic Specialty Corporation                            Washington

Northwest Technical Industries, Inc.                        Washington

Pacific Coast Technologies, Inc.                            Washington

Seismic Safety Products, Inc.                               Washington

Skagit Engineering & Manufacturing, Inc.                    Washington

PA & E International, Inc.                                  Washington


Location of Collateral Records
------------------------------

All Collateral records are located at either of the following addresses:

1.   430 Olds Station Road
     Wenatchee, WA  98801

2.   110 Main Street, Suite 100
     Edmonds, WA  98020

                                   EXHIBIT B
                                    TO THE
                              SECURITY AGREEMENT

                                  Trade Names
                                  -----------

The following is a list of trade names that are registered with the State of Washington, and are the names currently used by the subsidiaries of the Company in their operations.

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Casting Division (Aeromet America)

Pacific Aerospace & Electronics, Inc. - Electronics Group - Interconnect
Division
(Balo Precision Parts)

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Machining
Division
(Cashmere Manufacturing Co., Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Filter Division (Ceramic Devices, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Display
Division
(Electronic Specialty Corporation)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Bonded Metals Division
(Northwest Technical Industries, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Interconnect Division
(Pacific Coast Technologies, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Machining
Division
(Seismic Safety Products, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Engineering & Fabrication Division
(Skagit Engineering & Manufacturing, Inc.)

Previous names used in operations:
----------------------------------

Morel Industries, Inc. (former name of Aeromet America, Inc.)
Lyden Castparts, Inc. (name of company whose assets were acquired by Aeromet America, Inc.)
Displays & Technologies, Inc. (name of company merged into Electronic Specialty Corporation)
Nova-Tech Engineering, Inc. (name of company whose assets were acquired by Skagit Engineering & Manufacturing, Inc.)
PCT Holdings, Inc. (former name of PA&E)

                                   EXHIBIT C
                                    TO THE
                              SECURITY AGREEMENT

                          Inventory under Consignment
                          ---------------------------

There is no Inventory or Equipment of the Grantors under consignment to or from any Person.